File No. 33-55879
CIK#897132


                   Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 3


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



           Van Kampen Merritt Insured Income Trust, Series 39
                          (Exact Name of Trust)


             Van Kampen American Capital Distributors, Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


Van Kampen American Capital Distributors, Inc.  Chapman and Cutler
Attention:  Don G. Powell                       Attention: Mark J. Kneedy
One Parkview Plaza                              111 West Monroe Street
Oakbrook Terrace, Illinois 60181                Chicago, Illinois 60603
            (Name and complete address of agents for service)


    ( X ) Check  if it is proposed that this filing will become effective on December 24, 1997 pursuant to paragraph (b) of Rule 485.
Series 39

7,715 Units

PROSPECTUS PART ONE

NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two. Please retain both parts of this Prospectus for future reference.

THE TRUST

The above-named series of Van Kampen American Capital Insured Income Trust (the "Trust" ) consists of an insured portfolio of interest-bearing intermediate or long-term corporate, taxable municipal or government debt obligations (the "Obligations" ). Each Unit represents a fractional undivided interest in the principal and net income of the Trust (see " Summary of Essential Financial Information" in this Part One and "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Fund.

PUBLIC OFFERING PRICE

The Public Offering Price of the Units of each Trust during the secondary market will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information" in this Part One.

ESTIMATED CURRENT AND LONG-TERM RETURNS

Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information" in this Part One. The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part Two of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is December 24, 1997

Van Kampen American Capital

VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 39
Summary of Essential Financial Information
As of September 26, 1997

  Sponsor: Van Kampen American Capital Distributors, Inc.
Evaluator: American Portfolio Evaluation Services
           (A division of an affiliate of the Sponsor)
  Trustee: The Bank of New York

                                                                                              VIIT
                                                                                  ----------------
General Information
Principal Amount (Par Value) of Securities....................................... $      7,595,000
Number of Units..................................................................            7,715
Fractional Undivided Interest in Trust per Unit..................................          1/7,715
Public Offering Price:
 Aggregate Bid Price of Securities in Portfolio.................................. $   7,986,795.15
 Aggregate Bid Price of Securities per Unit...................................... $       1,035.23
 Sales charge 4.931% (4.70% of Public Offering Price excluding principal cash)... $          50.97
 Principal Cash per Unit......................................................... $          12.66
 Public Offering Price per Unit <F1>............................................. $       1,098.86
Redemption Price per Unit........................................................ $       1,047.89
Excess of Public Offering Price per Unit over Redemption Price per Unit.......... $          50.97
Minimum Value of the Trust under which Trust Agreement may be terminated......... $   1,825,000.00
Annual Premium on Portfolio Insurance............................................ $      11,308.50


Minimum Principal Distribution.......$1.00 per Unit
Date of Deposit......................October 12, 1994
Mandatory Termination Date...........December 31, 2023
Evaluator's Annual Supervisory Fee...Maximum of $0.25 per Unit
Evaluator's Annual Fee <F4>..........$2,417

Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Special Information Based On Various Distribution Plans             Monthly
                                                                    ----------
Calculation of Estimated Net Annual Unit Income:
 Estimated Annual Interest Income per Unit......................... $    83.31
 Less: Estimated Annual Expense excluding Insurance................ $     1.99
 Less: Annual Premium on Portfolio Insurance....................... $     1.47
 Estimated Net Annual Interest Income per Unit..................... $    79.85
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income.............................. $    79.85
 Divided by 12..................................................... $     6.65
Estimated Daily Rate of Net Interest Accrual per Unit.............. $   .22182
Estimated Current Return Based on Public Offering Price <F2><F3>...      7.26%
Estimated Long-Term Return <F2><F3>................................      6.78%


Record and Computation Dates....TENTH day of the month.
Distribution Dates..............TWENTY-FIFTH day of the month.
Trustee's Annual Fee............$.98 per $1,000 principal amount of Bonds.

----------

<F1>Plus accrued interest to the date of settlement (three business days after purchase) of $4.65.

<F2>The Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge.

<F3>The Estimated Current Return and Estimated Long-Term Return on an identical portfolio without the insurance obtained by the Trust would have been slightly higher.

<F4>Notwithstanding information to the Contrary in Part Two of this Prospectus, the Trust Indenture provides that as compensation for its services, the Evaluator shall receive a fee of $.30 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

PORTFOLIO

In selecting Obligations for the Trust. the following facts, among others were considered by the Sponsor: (a) the quality of the Obligations and whether such obligations were rated "BBB-" by Standard & Poor's, A Division of the McGraw-Hill Companies or "Baa" by Moody's Investors Service, Inc., (b) the prices of the Obligations relative to other obligations of comparable quality and maturity, (c) the diversification of Obligations as to purpose of issue and location of issuer, (d) the availability and cost of insurance for the prompt payment of principal and interest on the Obligations and (e) whether the debt obligations were issued after July 18, 1984. Since the date of deposit the rating of certain Bonds in the portfolio may have been lowered by appropriate rating agency. Debt rated BB, B, CCC, and CC is regarded on balance as predominately speculative with respect to capacity pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears. The Trust consists of those issues listed under "Portfolio" herein, all of which are insured corporate, taxable municipal or government debt obligations. See "
Portfolio" herein and "Description of Ratings" in Part Two.

PER UNIT INFORMATION

                                                                                                 1995<F1>         1996         1997
                                                                                             ------------ ------------ ------------
Net asset value per Unit at beginning of period............................................. $     951.68 $   1,052.30 $   1,006.52
                                                                                             ============ ============ ============
Net asset value per Unit at end of period................................................... $   1,052.30 $   1,006.52 $   1,038.48
                                                                                             ============ ============ ============
Distributions to Unitholders of investment income including accrued interest paid on Units
redeemed (average Units outstanding for entire period)...................................... $      63.13 $      84.58 $      81.51
                                                                                             ============ ============ ============
Distributions to Unitholders from Bond redemption proceeds (average Units outstanding for
entire period).............................................................................. $         -- $         -- $         --
                                                                                             ============ ============ ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at end of period)..... $      93.59 $    (51.84) $      30.45
                                                                                             ============ ============ ============
Distributions of investment income by frequency of payment
 Monthly.................................................................................... $      62.98 $      82.46 $      80.18
Units outstanding at end of period..........................................................        9,196        8,279        7,720

----------
[FN]
<F1>For the period from October 12, 1994 (date of deposit) through
August 31, 1995.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen American Capital Distributors, Inc. and the Unitholders of Van Kampen American Capital Insured Income Trust, Series 39:

We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Van Kampen American Capital Insured Income Trust, Series 39 as of August 31, 1997, and the related statements of operations and changes in net assets for the period from October 12, 1994 (date of deposit) through August 31, 1995 and the years ended August 31, 1996 and 1997. These financial statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of obligations owned at August 31, 1997 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Insured Income Trust, Series 39 as of August 31, 1997, and the results of operations and changes in net assets for the period from October 12, 1994 (date of deposit) through August 31, 1995 and the years ended August 31, 1996 and 1997, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP

Chicago, Illinois
October 17, 1997

VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST
SERIES 39
Statements of Condition
August 31, 1997

                                                                                      VIIT
Trust property
 Cash................................................................................ $          --
 Obligations at market value (cost $7,206,493) (note 1)..............................     7,872,963
 Accrued interest....................................................................       206,893
 Receivable for securities sold......................................................            --
                                                                                      $   8,079,856
                                                                                      =============
Liabilities and interest to Unitholders
 Cash overdraft...................................................................... $      62,818
 Redemptions payable.................................................................            --
 Interest to Unitholders.............................................................     8,017,038
                                                                                      $   8,079,856
                                                                                      =============
Analyses of Net Assets
Interest of Unitholders (7,720 Units of fractional undivided interest outstanding)
 Cost to original investors of 9,265 Units (note 1).................................. $   9,265,000
 Less initial underwriting commission (note 3).......................................       447,618
                                                                                      -------------
                                                                                          8,817,382
 Less redemption of 1,545 Units......................................................     1,595,701
                                                                                      -------------
                                                                                          7,221,681
Undistributed net investment income
 Net investment income...............................................................     1,980,145
 Less distributions to Unitholders...................................................     1,958,449
                                                                                      -------------
                                                                                             21,696
 Realized gain (loss) on sale or redemption of Obligations...........................       107,191
 Unrealized appreciation (depreciation) of Obligations (note 2)......................       666,470
 Distributions to Unitholders of sale or redemption proceeds of Obligations..........            --
 Net asset value to Unitholders...................................................... $   8,017,038
                                                                                      =============
Net asset value per Unit (7,720 Units outstanding)................................... $    1,038.48
                                                                                      =============

The accompanying notes are an integral part of these statements.

VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 39
Statements of Operations
Period from October 12, 1994 (date of deposit) through August 31, 1995 and the years ended August 31,

                                                                        1995          1996          1997
                                                                       ------------- ------------- -----------
Investment income
 Interest income...................................................... $     671,870 $     722,107 $   663,971
Expenses..............................................................
 Trustee fees and expenses............................................         8,839        10,795       9,483
 Evaluator fees.......................................................         2,213         2,753       2,417
 Insurance expense....................................................        11,481        12,963      11,747
 Supervisory fees.....................................................         1,454         1,621       2,037
                                                                       ------------- ------------- -----------
 Total expenses.......................................................        23,987        28,132      25,684
                                                                       ------------- ------------- -----------
 Net investment income................................................       647,883       693,975     638,287
Realized gain (loss) from sale or redemption of Obligations
 Proceeds.............................................................        66,106       925,158     597,433
 Cost.................................................................        60,044       855,104     566,358
                                                                       ------------- ------------- -----------
 Realized gain (loss).................................................         6,062        70,054      31,075
Net change in unrealized appreciation (depreciation) of Obligations...       860,641     (429,218)     235,047
                                                                       ------------- ------------- -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...... $   1,514,586 $     334,811 $   904,409
                                                                       ============= ============= ===========

Statements of Changes in Net Assets
Period from October 12, 1994 (date of deposit) through August 31, 1995 and the years ended August 31,

Increase (decrease) in net assets                                                        1995          1996            1997
                                                                                        ------------- --------------- -------------
Operations:
 Net investment income................................................................. $     647,883 $       693,975 $     638,287
 Realized gain (loss) on sale or redemption of Obligations.............................         6,062          70,054        31,075
 Net change in unrealized appreciation (depreciation) of Obligations...................       860,641       (429,218)       235,047
                                                                                        ------------- --------------- -------------
 Net increase (decrease) in net assets resulting from operations.......................     1,514,586         334,811       904,409
Distributions to Unitholders from:
 Net investment income.................................................................     (583,675)       (727,378)     (647,396)
 Sale or redemption proceeds of Obligations............................................            --              --            --
Redemption of Units                                                                          (71,358)       (951,427)     (572,916)
                                                                                        ------------- --------------- -------------
 Total increase (decrease).............................................................       859,553     (1,343,994)     (315,903)
Net asset value to Unitholders
 Beginning of period...................................................................     8,817,382       9,676,935     8,332,941
                                                                                        ------------- --------------- -------------
 End of period (including undistributed net investment income of $64,208, $30,805 and
$21,696, respectively)................................................................. $   9,676,935 $     8,332,941 $   8,017,038
                                                                                        ============= =============== =============

The accompanying notes are an integral part of these statements.

VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST
PORTFOLIO as of August 31, 1997

                                                                                                                         August 31,
                                                                                                                               1997
Port-                                                                                                    Redemption          Market
folio      Aggregate                                                                        Rating          Feature           Value
Item       Principal     Name of Issuer, Title, Interest Rate and  Maturity Date          (Note 2)         (Note 2)        (Note 1)
--------- -------------- ------------------------------------------------------------- ------------ ---------------- --------------
A         $      125,000 U.S. Treasury Strip 0.000%  Due 02/15/20.....................           NR                  $       25,678
B                565,000 Rochester Gas and Electric Corporation 9.375%  Due 04/01/21..         BBB+ 2001 @ 104.47           604,058
-----------------------------------------------------------------------------------------------------------------------------------
C              1,000,000 Central Hudson Gas and Electric Company 9.250%  Due 05/01/21.           A- 2001 @ 104.08         1,066,240
-----------------------------------------------------------------------------------------------------------------------------------
D                950,000 New York State Electric and Gas Corporation 8.875%  Due
                         11/01/21.....................................................          BBB 2001 @ 103.79         1,004,122
-----------------------------------------------------------------------------------------------------------------------------------
E              1,000,000 Hydro-Quebec Power Company (FSA Insured) 8.400%  Due 01/15/22          AAA                       1,084,300
-----------------------------------------------------------------------------------------------------------------------------------
F                690,000 Columbus Southern Power Company, First Mortgage Bonds,
                         Medium Term Notes  8.700%  Due 07/01/22......................           A- 2002 @ 104.35           727,115
-----------------------------------------------------------------------------------------------------------------------------------
G                715,000 Western Resources, Inc. 8.500%  Due 07/01/22.................           A- 2002 @ 103.73           752,058
-----------------------------------------------------------------------------------------------------------------------------------
H                560,000 Philadelphia Electric Company 8.250%  Due 09/01/22...........         BBB+ 1998 @ 105.20           574,090
-----------------------------------------------------------------------------------------------------------------------------------
I              1,000,000 The Detroit Edison Power Company, Secured Medium Term Notes,
                         Series 1993E 7.780%  Due 03/15/23............................         BBB+ 2003 @ 103.89         1,001,910
-----------------------------------------------------------------------------------------------------------------------------------
J                990,000 Connecticut Light and Power Company 8.500%  Due 06/01/24.....          BB+ 2004 @ 103.87         1,033,392
          $    7,595,000                                                                                             $    7,872,963
          ==============                                                                                             ==============

The accompanying notes are an integral part of these statements.

VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST
SERIES 39
Notes to Financial Statements
August 31, 1995, 1996 and 1997

--------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - Obligations are stated at the value determined by the Evaluator, American Portfolio Evaluation Services (a division of an affiliate of the Sponsor). The Evaluator may determine the value of the Obligations (1) on the basis of current bid prices of the Obligations obtained from dealers or brokers who customarily deal in Obligations comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Obligations, (3) by determining the value of the Obligations by appraisal or (4) by any combination of the above. The Trust maintains insurance which provides for the timely payment when due, of all principal and interest on Obligations owned by it. Except in cases in which Obligations are in default, or significant risk of default, this valuation does not include any value attributable to this insurance feature since the insurance terminates as to any Obligation at the time of its disposition.

Security Cost - The original cost to the Trust was based on the determination by Interactive Data Corporation of the offering prices of the Obligations on the date of deposit (October 12, 1994). Since the valuation is based upon the bid prices the Trust recognized a downward adjustment of $45,125 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized appreciation reported in the financial statements for the period ended August 31, 1995.

Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities
Ratings" in Part Two.

Redemption Feature - There is shown under this heading the year in which each issue of Obligations is initially or currently callable and the call price for that year. Each issue of Obligations continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Obligations which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Obligations. "P.R." indicates an obligation has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Obligations have an offering side evaluation which represents a premium over par. To the extent that the Obligations were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Obligations were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Obligations and there will be distributed to Unitholders the principal amount in excess of $1 per Unit. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see paragraph (3) under "Federal Tax Status of the Trusts" and "Annual Unit Income and Estimated Current Returns" in Part Two.

NOTE 2 - PORTFOLIO (continued)

Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Trust has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust Obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements except for The Connecticut Light and Power Company Bonds.

Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at August 31, 1997 is as follows:

Unrealized Appreciation    $   666,470
Unrealized Depreciation             --
                           -----------
                           $   666,470
                           ===========

NOTE 3 - OTHER

Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Obligations in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Obligations per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Obligations. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Obligations per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Obligations in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

Compensation of Evaluator - The Evaluator receives a fee for providing portfolio supervisory services for each of the Trusts ($.25 per Unit, not to exceed the aggregate cost of the Evaluator for providing such services to all applicable Trusts). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

During the years ended August 31, 1995, 1996 and 1997, 69 Units, 917 Units and 559 Units were presented for redemption.

NOTE 5 - OTHER MATTERS

The Connecticut Light and Power Company ("CL&P" and obligor under the
Bonds) has a 81.0 percent ownership interest in Millstone units 1 and 2 and a
52.93 percent ownership interest in Millstone unit 3. Millstone units 1, 2, and 3 (MIllstone) are nuclear generating power plants which have been out of operation since November 4, 1995, February 21, 1996, and March 30, 1996, respectively. The outages at the three Millstone units continue to have a significant negative impact on CL&P's earnings. CL&P has a net loss of approximately $6 million in the first quarter of 1997 compared to net income of approximately $33 million in the first quarter of 1996. In 1997, while all three units are out of service, CL&P expects to continue operating at a loss. CL&P management hopes that Millstone unit 3 can begin operating by the end of 1997 and Millstone units 2 and 1 by the first half of 1998. Restart of the Millstone units is subject to the Nuclear Regulatory Commission's ("
NRC" ) vote to approve a restart of the units. It cannot be determined at this time when the Millstone units will receive NCR approval to restart.

On April 28, 1997, Moody's Investors Services downgraded CL&P's first mortgage bonds from their "Baa3" rating to a "Ba1" . This rating change has placed CL&P's first mortgage bonds in Moody's below investment grade category. The Evaluator is now attributing value to the insurance obtained by the Trust and will continue to monitor the situation.


VAN KAMPEN MERRITT INSURED INCOME TRUST
and VAN KAMPEN AMERICAN CAPITAL
INSURED INCOME TRUST

PROSPECTUS

Part Two

The Trust. The Trust consists of a series of unit investment trusts issued under the name Van Kampen Merritt Insured Income Trust or Van Kampen American Capital Insured Income Trust. Van Kampen American Capital Insured Income Trust is the successor to Van Kampen Merritt Insured Income Trust. Each Trust consists of a portfolio principally comprised of intermediate or long-term corporate or taxable municipal debt obligations (certain of the Trusts are also comprised of intermediate or long-term U.S. government obligations).

Attention Foreign Investors. If you are not a United States citizen or resident, your interest income from this Trust may not be subject to Federal withholding taxes if certain conditions are met. See "Tax Status" .

Investment Objective of the Trust. The investment objective of the Trust is a high level of current income consistent with preservation of capital through a diversified investment in a fixed portfolio principally consisting of corporate, taxable municipal or U.S. government debt obligations issued after July 18, 1984 (the "Obligations" ). See "Investment Objectives And
Portfolio Selection" . There is no assurance that the Trust will achieve its objective. The payment of interest and the preservation of principal is, of course, dependent upon the continuing ability of the issuers and/or obligors of the Obligations and of the insurer thereof to meet their respective obligations.

The Trust and "AAA" Rating. Insurance guaranteeing the payments of principal and interest, when due, on the Obligations in the portfolio of the Trust has been obtained from an insurance company either by the Trust or by the issuer of the Obligations involved, by a prior owner of the Obligations or by the Sponsor prior to the deposit of such Obligations in the Trust. See " Insurance On The Obligations" . Insurance obtained by the Trust applies only while the Obligations involved are retained in the Trust while insurance obtained on Preinsured Obligations is effective so long as such Obligations are outstanding. The Trustee, upon the sale of an Obligation insured under an insurance policy obtained by the Trust, has the right to obtain from the insurer involved permanent insurance for such Obligation upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Obligation. IT SHOULD BE NOTED THAT THE INSURANCE, IN EITHER CASE, RELATES ONLY TO THE OBLIGATIONS IN THE TRUST AND NOT TO THE UNITS OFFERED HEREBY OR TO THE MARKET VALUE THEREOF. As a result of such insurance, the Units of the Trust received a rating of "AAA" by Standard & Poor's, A Division of the McGraw-Hill Companies ("Standard & Poor's" ) on the date the Trust was created. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Trust or sales by the Trust of Obligations for less than the purchase price paid by the Trust will reduce payment to Unitholders of the interest and principal required to be paid on such Obligations. See "Insurance On The
Obligations" . No representation is made as to any insurer's ability to meet its commitments.

Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest and Purchased Interest, if any. If the Obligations in the Trust were available for direct purchase by investors, the purchase price of the Obligations would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering" .

Units of the Trust are not insured by the FDIC, are not deposits or other obligations of or guaranteed by any depository institution or any government agency and are subject to investment risk, including possible loss of the principal amount invested.

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.

Both parts of this Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSIONOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

Van Kampen American Capital

 Estimated Current Return And Estimated Long-term Return. The Estimated Current Return Estimated Long-Term Return to Unitholders were as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term are set forth in the footnotes to the "Summary of Essential Financial Information" in Part One of this Prospectus and under "
Estimated Current Return and Estimated Long-Term Return" .

Distribution Options. Purchasers of Units of Trusts of than Series 35-43 who desire to receive distributions on a monthly or semi-annual basis may elect to do so at the time of settlement. See "Rights of Unitholders--Change of Distribution Option" . The plan of distribution selected by such purchasers will remain in effect until changed. Those indicating no choice will be deemed to have chosen the monthly distribution plan. Record dates for monthly distributions will be the tenth day of each month and record dates for semi-annual distributions will be the tenth day of the month. Unitholders or Series 35-43 will receive distributions on a monthly basis only. Distributions will be made on the twenty-fifth day of the month subsequent to the respective record dates. Distributions of funds will be made on a semi-annual basis, except under certain special circumstances (see "Rights of Unitholders--Distributions of Interest and Principal" ).

Market for Units. Although not obligated to do so, the Sponsor, Van Kampen American Capital Distributors, Inc., intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Obligations plus interest accrued to the date of settlement plus Purchased Interest, if any. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units only through redemption at prices based upon the bid prices of the underlying Obligations plus interest accrued to the date of settlement plus Purchased Interest, if any (see "Rights of Unitholders--Redemption of Units" ). Neither the bid nor offering prices of the underlying Obligations or of the Units, absent situations in which Obligations are in default in payment of principal or interest or in significant risk of such default, include value, if any, attributable to the insurance obtained by the Trust. See "Public Offering--Public Market" .

Reinvestment Option. Unitholders have the opportunity to have their distributions reinvested into an open-end, management investment company as described herein. Foreign investors should note, however, that any interest distributions resulting from such a reinvestment program will be subject to U.S. Federal income taxes, including withholding taxes. See "Rights of Unitholders--Reinvestment Option" .

Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases).

Risk Factors. An investment in Units of the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions and general economic conditions. See "Risk Factors" .

THE TRUST

Each series of the Insured Income Trust (the "Trust" ) was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement" ), dated the Initial Date of Deposit between Van
Kampen American Capital Distributors Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee, or their respective predecessors.

The Trust may be an appropriate medium for investors who desire to participate in a portfolio of taxable fixed income securities issued after July 18, 1984 with greater diversification than they might be able to acquire individually. Diversification of the Trust's assets will not eliminate the risk of loss always inherent in the ownership of securities. For a breakdown of the portfolio see Part One for each Trust. In addition, securities of the type initially deposited in the portfolio of the Trust are often not available in small amounts and may, in the case of privately placed securities, be available only to institutional investors.

Unless otherwise terminated as provided therein, the Trust Agreement for all series will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution, except that in the case of intermediate-term series the Trust Agreement will terminate at the end of the calendar year prior to the twentieth anniversary of its execution.

Each Unit represents a fractional undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

INVESTMENT OBJECTIVES AND PORTFOLIO SELECTION

The investment objective of the Trust is to provide a high level of current income consistent with safety of principal by investing in a professionally selected portfolio principally consisting of corporate, taxable municipal or U.S. government debt obligations issued after July 18, 1984.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Obligations in the Trust has been obtained by the Trust from either AMBAC Indemnity Corporation ("AMBAC Indemnity" ), Capital
Markets Assurance Corporation ("CapMAC" ) or a combination thereof (collectively, the "Portfolio Insurers" ), or by the issuer of such Obligations, by a prior owner of such Obligations, or by the Sponsor prior to the deposit of such Obligations in the Trust from (1) AMBAC Indemnity or one of its subsidiaries, American Municipal Bond Assurance Corporation ("
AMBAC" ) or MGIC Indemnity Corporation ("MGIC Indemnity" ), (2)
Financial Guaranty Insurance Company ("Financial Guaranty" ), (3) MBIA Insurance Corporation ("MBIA" ), (4) Bond Investors Guaranty Insurance
Company ("BIG" ), (5) National Union Fire Insurance Company of
Pittsburgh, PA ("National Union" ), (6) Financial Security Insurance of Maryland Inc. ("FSA Maryland" ) (7) CapMAC and/or (8) Financial
Security Assurance Inc. ("Financial Security" or "FSA" )
(collectively, the "Preinsured Obligation Insurers" ) (see "
Insurance on the Obligations" ). The Portfolio Insurers and the Preinsured Obligation Insurers are collectively referred to herein as the "
Insurers" . Insurance obtained by the Trust is effective only while the Obligations thus insured are held in the Trust. The Trustee has the right to acquire permanent insurance from a Portfolio Insurer with respect to each Obligation insured by the respective Portfolio Insurer under a Trust portfolio insurance policy. Insurance relating to Obligations insured by the issuer, by a prior owner of such Obligations or by the Sponsor is effective so long as such Obligations are outstanding. Obligations insured under a policy of insurance obtained by the issuer, by a prior owner of such Bonds or by the Sponsor from one of the Preinsured Obligation Insurers (the "Preinsured Obligations" ) are not additionally insured by the Trust. No representation is made as to any Insurer's ability to meet its commitments.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by the Trust, if any, unless Obligations are in default in payment of principal or interest or in significant risk of such default. See "Public Offering--Offering Price" .

In order for Obligations to be eligible for insurance they must have credit characteristics which would qualify them for at least the Standard & Poor's rating of "BBB-" or at least the Moody's Investors Service, Inc.
rating of "Baa" , which in brief represent the lowest ratings for securities of investment grade (see "Description of Obligation Ratings"
). Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. If an issue is accepted for insurance, a non-cancellable policy for the prompt payment of interest and principal on the Obligations, when due, is issued by the insurer. A monthly premium is paid by the Trust for the insurance obtained by it. The Trustee has the right to obtain permanent insurance from a Portfolio Insurer in connection with the sale of an Obligation insured under the insurance policy obtained from the respective Portfolio Insurer by the Trust upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Obligation. Accordingly, any Obligation in the Trust is eligible to be sold on an insured basis. All Obligations insured by a Portfolio Insurer or by a Preinsured Obligation Insurer received a "
AAA" rating by Standard & Poor's on the date such obligations were deposited in the Trust. Standard & Poor's describes securities it rates "
AAA" as having "the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong." See "Insurance on the Obligations" .

In selecting Obligations for the Trust, the following facts, among others, were considered by the Sponsor: (a) the prices of the Obligations relative to other obligations of comparable quality and maturity, (b) the diversification of Obligations as to purpose of issue and location of issuer, (c) the availability and cost of insurance for the prompt payment of principal and interest on the Obligations and (d) whether the debt obligations were issued after July 18, 1984.

TRUST PORTFOLIO

Portfolio. Each Trust consists of debt obligations issued by public utility companies, taxable debt obligations issued municipalities and/or zero-coupon debt obligations issued U.S. government. The breakdown of the portfolio of each Trust is more fully described in Part One.

Redemptions of Obligations. Certain of the Obligations in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Obligations are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also offset the current return on Units of the Trust. The portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the Obligations.Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Obligations or may require the mandatory redemption of Obligations include, among others: the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Obligations were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Obligations were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Obligations were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Obligations were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Obligations are issued on the issuer of the Obligations or the user of the proceeds of the Obligations; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Obligations; an overestimate of the costs of the project to be financed with the proceeds of the Obligations resulting in excess proceeds of the Obligations which may be applied to redeem Obligations; or an underestimate of a source of funds securing the Obligations resulting in excess funds which may be applied to redeem Obligations. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Obligations. See " Portfolio" and the notes thereto in Part One of this Prospectus.

RISK FACTORS

Public Utility Issues. Certain of the Obligations are obligations of public utility issuers. In view of this an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Obligations in the portfolios to make payments of principal and/or interest on such Obligations.

Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to impose limits on rate adjustments (for example, by initiative or referendum). Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other.

Certain of the issuers of the Obligations in a Trust may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remains present through to completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere, such as the accident at a plant in Chernobyl, could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units in the United States.

Other general problems of the gas, water, telephone and electric utility industry (including state and local joint action power agencies) include difficulty in obtaining timely and adequate rate increases, difficulty in financing large construction programs to provide new or replacement facilities during an inflationary period, rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, recent reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy conservation. Each of the problems referred to could adversely affect the ability of the issuers of any utility bonds in a Trust to make payments due on these bonds.

In view of the pending investigations and the other uncertainties discussed above, there can be no assurance that any company's share of the full cost of nuclear units under construction ultimately will be recovered in rates or of the extent to which a company could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on the financial condition or the results of operations of a company's ability to make interest and principal payments on its outstanding debt.

Taxable Municipal Issues. Certain of the Obligations may be taxable obligations of municipal issuers. In view of this an investment in the Trusts should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Obligations of municipal issuers can be either general obligations of a government entity that are backed by the taxing power of such entity or revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes.

General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors, including an erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the entity's control.

As a result of the current recession's adverse impact upon both their revenues and expenditures, as well as other factors, many state and local governments are confronting deficits and potential deficits which are the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases or spending reductions in order to restore budgetary balance. Failure to implement these actions on a timely basis could force the issuers to depend upon market access to finance deficits or cash flow needs.

In addition, certain of the Obligations in a Trust may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. Recently, certain proposals, in the form of state legislative proposals or voter initiatives, to limit ad valorem real property taxes have been introduced in various states.

Revenue bonds, on the other hand, are payable only from revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other special revenue source. The ability of an issuer of revenue bonds to make payments of principal and/or interest on such bonds is primarily dependent upon the success or failure of the facility or class of facilities involved or whether the revenues received from an excise tax or other special revenue source are sufficient to meet obligations.

Typically, interest income received from municipal issues is exempt from Federal income taxation under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code" ) and therefore is not includible in the gross income of the owners thereof. However, interest income received for taxable municipal obligations is not exempt from Federal income taxation under
Section 103 of the Code. Thus, owners of taxable municipal obligations generally must include interest on such obligations in gross income for Federal income tax purposes and treat such interest as ordinary income.

Certain of the Obligations in a Trust may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Obligations in a Trust may be health care revenue bonds. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Such adverse changes also may adversely affect the ratings of Securities held in the portfolios of the Trust; however, because of the insurance obtained by the Trust, the "AAA" rating of the Units of each of the Trust would not be affected.

Zero Coupon Bonds. Certain of the Obligations may be "zero coupon"
U.S. Treasury bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns each under the monthly and semi-annual distribution plans were set forth under "Per Unit
Information" for the applicable Trust in Part One of this Prospectus. Only monthly distributions are available for Series 35 - 43. The Estimated Current Returns are calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Obligations while the Public Offering Price will vary with changes in the offering price of the underlying Obligations and with changes in Purchased Interest for those series which contain Purchased Interest; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightiness of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Obligations in the Trust and (2) takes into account expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Obligations and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unitholders which is lower because neither includes the effect of the delay in the first payment to Unitholders.

TRUST OPERATING EXPENSES

Compensation of Sponsor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., which is an affiliate of the Sponsor (the " Evaluator" ), will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Financial
Information" in Part One of this Prospectus for providing portfolio supervisory services for the Trust. Such fee (which is based on the number of Units outstanding on January 1 of each year) may exceed the actual costs of providing such supervisory services for this Trust, but at no time will the total amount received for portfolio supervisory services rendered to this Series and other unit investment trusts sponsored by the Sponsor for which it provides such supervisory services in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. In addition, the Evaluator shall receive an annual evaluation fee in the amount set forth in "Summary of Essential Financial Information" in Part One of this
Prospectus (which is based on the outstanding principal amount of obligations of January 1 of each year) for regularly evaluating the Trust's portfolio. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price
Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units and the deposit of the Obligations as described under " Public Offering" .

Trustee's Fee. For its services, the Trustee will receive an annual fee from the Trust based on the largest aggregate amount of Obligations in the Trust at any time during such period. Such fee will be computed as set forth under " Summary of Essential Financial Information" in Part One of this
Prospectus. The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and
"Trust Administration" .

Insurance Premiums. The cost of the portfolio insurance obtained by the Trust is the amount shown in "Summary of Essential Financial Information" in Part One of this Prospectus. Premiums, which are Trust obligations, are payable monthly by the Trustee on behalf of the Trust. As Obligations in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Obligations no longer owned by and held in the Trust. The Trust does not incur any expenses for insurance which has been obtained for Preinsured Obligations since the premium or premiums for such insurance have been paid by the respective issuers, prior owners of the obligations involved or by the Sponsor. If the Trustee exercises the right to obtain Permanent Insurance, the premium payable for such Permanent Insurance will be paid solely from the proceeds of the sale of the related Obligations. The premiums for such Permanent Insurance with respect to each Obligation will decline over the life of the Obligation.

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trust: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various government charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust without negligence, bad faith or willful misconduct on its part and (f) expenditures incurred in contacting Unitholders upon termination of the Trust.

The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Obligations to pay such amounts.

INSURANCE ON THE OBLIGATIONS

Insurance has been obtained by the Trust or by an Obligation issuer guaranteeing prompt payment of interest and principal, when due (as more fully described below), in respect of all the Obligations in the Trust. See " Investment Objective and Portfolio Selection" . Each insurance policy obtained by the Trust is non-cancellable and will continue in force so long as the Trust is in existence, the Portfolio Insurer involved is still in business and the Obligations described in such policy continue to be held by the Trust (see "Portfolio" ). Non-payment of premiums on a policy obtained by the Trust will not result in the cancellation of insurance but will force the affected Portfolio Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust. Premium rates for each issue of Obligations protected by a policy obtained by the Trust are fixed for the life of the Trust. The premium for any insurance policy or policies obtained by an issuer of Obligations has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Obligations so insured are outstanding and Preinsured Obligation Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

The aforementioned Trust insurance guarantees the timely payment of principal and interest on the Obligations as they fall due. For the purposes of the portfolio insurance, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer of an Obligation defaults in the payment of principal or interest on such Obligation, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Obligation is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, for a limited period of time after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Obligation plus accrued interest to the date of such payment and thereby retire the Obligation from the Trust prior to such Obligation's stated maturity date.The insurance does not guarantee the market value of the Obligations or the value of the Units. Insurance obtained by the Trust is only effective as to Obligations owned by and held in the Trust. In the event of a sale of any such Obligation by the Trustee, such insurance terminates as to such Obligation on the date of sale.

Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of an Obligation covered under the portfolio insurance policy obtained by the Trust, has the right to obtain permanent insurance with respect to such Obligation (i.e., insurance to maturity of the Obligations regardless of the identity of the holder thereof) (the "Permanent
Insurance" ) upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Obligation. Accordingly, any Obligation in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the Trust would receive net proceeds (sale of Obligation proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Obligations were sold on a uninsured basis. The insurance premium with respect to each Obligation eligible for Permanent Insurance would be determined based upon the insurability of each Obligation as of the original date of deposit and would not be increased or decreased for any change in the creditworthiness of each Obligation.

The Sponsor believes that the Permanent Insurance option provides an advantage to the Trust in that each Obligation insured by a Trust insurance policy may be sold out of the Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Obligation so sold (which is not the case in connection with any value attributable to the Trust's portfolio insurance). See "Public Offering--Offering Price" . Because any such insurance value may be realized in the market value of the Obligation upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event the Trust were to be comprised of a substantial percentage of Obligations in default or significant risk of default, it is much less likely that the Trust would need at some point in time to seek a suspension of redemptions of Units than if the Trust were to have no such option (see "Rights of Unitholders--Right of Redemption" ) and (b) at the time of termination of the Trust, if the Trust were holding defaulted Obligations or Obligations in significant risk of default the Trust would not need to hold such Obligations until their respective maturities in order to realize the benefits of the Trust's portfolio insurance (see " Administration of the Trust--Amendment or Termination" ).

Except as indicated below, insurance obtained by the Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Obligations covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be equal to the difference between
(i) the market value of an Obligation which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" herein for a more complete description of the Trust's method of valuing defaulted Obligations which have a significant risk of default.

The portfolio insurance policies obtained by the Trust were issued by either AMBAC Indemnity or CapMAC. The other policy (or commitment therefor) obtained by an Obligation issuer was issued by AMBAC Indemnity. See "Investment Objectives and Portfolio Selection" .

Capital Markets Assurance Corporation ("CapMAC" ) is a New
York-domiciled monoline stock insurance company which engages only in the business of financial guarantee and surety insurance. CapMAC is licensed in 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors
Service, Inc. ("Moody's" ), "AAA" by Standard & Poor's, "
AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps" ) and "
AAA" by Nippon Investors Service Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

CapMAC is a wholly-owned subsidiary of CapMAC Holdings Inc. ("Holdings"
). In December of 1995, in connection with an initial public offering of its common stock, Holdings became a public company with its common stock listed on the New York Stock Exchange under the symbol "KAP." Neither Holdings nor any of its stockholders is obligated to pay any claims under any policy issued by CapMAC or any debts of CapMAC or to make additional capital contributions to CapMAC.

CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance laws and regulations of other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that CapMAC may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.

CapMAC's obligations under the Policy(s) may be reinsured. Such reinsurance does not relieve CapMAC of any of its obligations under the Policy(s).

THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

At September 30, 1996, CapMAC had qualified statutory capital (which consists of policyholders' surplus, statutory capital, and contingency reserve) of approximately $254.2 million, up from $239.9 million at December 31, 1995, and had not incurred any debt obligations. Article 69 of the New York State Insurance Law requires CapMAC to establish and maintain the contingency reserve, which is available to cover claims under policies issued by CapMAC.

Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, and filed with the Insurance Department of the State of New York are available upon request.

AMBAC Indemnity Corporation ("AMBAC Indemnity" ) is a
Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,440,000,000 (unaudited) and statutory capital of approximately $1,387,000,000 (unaudited) as of March 31, 1996. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.

AMBAC Indemnity has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC Indemnity has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

MBIA Insurance Corporation ("MBIA" ) is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA is domiciled in the State of New York and licensed to do business in all fifty states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam. As of September 30, 1996, the insurer had admitted assets of $4.3 billion (unaudited), total liabilities of $2.9 billion (unaudited), and total capital and surplus of $1.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1996, MBIA had admitted assets of $4.0 billion (unaudited), total liabilities of $2.7 billion (unaudited), and total capital and surplus of $1.3 (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's year end financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

Effective December 31, 1989, MBIA, Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

Moody's Investors Service, Inc. rates all bond issues insured by MBIA " Aaa" and short-term loans "MIG-1," both designated to be of the highest quality.

Standard & Poor's rates all new issues insured by MBIA "AAA" Prime
Grade.

The Moody's Investors Service, Inc. rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Obligations. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

The above ratings are not recommendations to buy, sell or hold the Obligations and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Obligations.

Financial Guaranty Insurance Company ("Financial Guaranty" or "
FGIC" ) is a wholly-owned subsidiary of FGIC Corporation (the "
Corporation" ), a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"
). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of June 30, 1996, the total capital and surplus of Financial Guaranty was approximately $1,069,597,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention:
Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau, telephone number: (212) 621-0389.

In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

Financial Security Assurance Inc. ("Financial Security" or "
FSA" ) is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.

Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings" ), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Holdings is obligated to pay any debt of Financial Security or its subsidiaries or any claim under any insurance policy issued by Financial Security or its subsidiaries or to make any additional contribution to the capital of Financial Security or its subsidiaries. As of March 31, 1996 the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $650,053,000 (unaudited) and $387,239,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $779,177,000 (unaudited) and $340,226,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention:
Communications Department. Its telephone number is (212) 826-0100.

Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries (including FSA Maryland) are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security and FSA Maryland reinsure a portion of their liabilities under certain of their financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security under any financial guaranty insurance policy.

The claims-paying ability of Financial Security and FSA Maryland is rated " Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard &
Poor's Ratings Services, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

Capital Guaranty Insurance Company was involved in a merger in 1995. On December 20, 1995, Capital Guaranty Corporation ("CGC" ) merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland" ) and became a wholly owned subsidiary of Financial Security Assurance Inc. For further description, see "Financial Security Assurance Inc." herein.

The address of FSA Maryland and its telephone number are Steuart Tower, One Market Plaza, San Francisco, CA 94105-1413 and (415) 995-8000.

Because the Obligations are insured by CapMAC, MBIA or AMBAC Indemnity as to the timely payment of principal and interest, when due (as more fully described above), and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Trust its "
AAA" investment rating. Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Investment Objectives and Portfolio Selection" . The obtaining of this rating by each Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trusts or of the Units.

The Estimated Current Return and the Estimated Long-Term on an identical portfolio without the insurance obtained by the Trust would have been higher than the Estimated Current Return and the Estimated Long-Term Return on the obligations in the Trust after payment of the insurance premium.

An objective of portfolio insurance obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Obligations in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due (as more fully described above), on the Obligations. There is, of course, no certainty that this result will be achieved.

In the event of nonpayment of interest or principal, when due (as more fully described above), in respect of an Obligation, the appropriate Insurer shall make such payment within 30 days after it has been notified that such nonpayment has occurred. The appropriate Insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

The information relating to the Insurers has been furnished by the respective Insurers. The financial information with respect to the Insurers appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

TAX STATUS

For purposes of the following discussions and opinions, it is assumed that the Obligations are debt and that interest on each of the Obligations (including the taxable municipal bonds, if any) is included in gross income for Federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

The Trust is not an association taxable as a corporation for United States Federal income tax purposes.

Each Unitholder will be considered the owner of a pro rata portion of each of the Trust's assets for Federal income tax purposes under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986 (the "Code" ). Each Unitholder will be considered to have received his pro rata share of income derived from each such asset when such income is considered to be received by the Trust. Each Unitholder will also be required to include in taxable income for Federal income tax purposes, original issue discount with respect to his interest in any Obligations held by the Trust at the same time and in the same manner as though the Unitholder were the direct owner of such interest.

Each Unitholder will have a taxable event when an Obligation of the Trust is disposed of (whether by sale, exchange, liquidation, redemption, or payment at maturity) or when the Unitholder redeems or sells his Units. A Unitholder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of the Trust. Such basis is determined (before the adjustments described below) by apportioning the tax basis for the Units among each of the Trust assets according to value as of the valuation date nearest the date of acquisition of the Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Obligations delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Obligations before the date the Trust acquired ownership of the Obligations (and the amount of this reduction may exceed the amount of accrued interest paid to the sellers) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Obligations (whether by sale, exchange, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. The basis of each Unit and of each Obligation which was issued with original issue discount (including the Treasury Bonds) (or which has market discount) must be increased by the amount of accrued original issue discount (and market discount, if the Unitholder elects to include market discount in income as it accrues) and the basis of each Unit and of each Obligation which was purchased by the Trust at a premium must be reduced by the annual amortization of bond premium which the Unitholder has properly elected to amortize under Section 171 of the Code. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost. The Treasury Bonds held by the Trust are treated as bonds that were originally issued at an original issue discount provided, pursuant to a Treasury Regulation (the "Regulation" ) issued on December 28, 1992, that the amount of original issue discount determined under Section 1286 of the Code is not less than a "de minimis" amount as determined thereunder (as discussed below under "Original Issue Discount" ).
Because the Treasury Bonds represent interests in "stripped" bonds, a Unitholder's initial cost for his pro rata portion of each Treasury Bond held by the Trust (determined at the time he acquires his Units, in the manner described above) shall be treated as its "purchase price" by the Unitholder. Original issue discount is effectively treated as interest for Federal income tax purposes, and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unitholder will be required to include in gross income for each taxable year the sum of his daily portions of original issue discount attributable to the Treasury Bonds held by the Trust as such original issue discount accrues and will, in general, be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unitholders during such year to the extent it is not less than a " de minimis" amount as determined under the Regulation. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Bonds, this method will generally result in an increasing amount of income to the Unitholders each year. Unitholders should consult their tax advisers regarding the Federal income tax consequences and accretion of original issue discount.

Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income (similar limitations also apply to estates and trusts). Unitholders may be required to treat some or all of the expenses paid by the Trust as miscellaneous itemized deductions subject to this limitation.

Premium. If a Unitholder's tax basis of his pro rata portion in any Obligations held by the Trust exceeds the amount payable by the issuer of the Obligation with respect to such pro rata interest upon the maturity of the Obligation, such excess would be considered premium which may be amortized by the Unitholder at the Unitholder's election as provided in Section 171 of the Code. Unitholders should consult their tax advisors regarding whether such election should be made and the manner of amortizing premium.

Original Issue Discount. Certain of the Obligations of the Trust may have been acquired with "original issue discount." In the case of any Obligations of the Trust acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code or in the case of the Treasury Bonds as specified in the Regulation, such discount is includable in taxable income of the Unitholders on an accrual basis computed daily, without regard to when payments of interest on such Obligations are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Obligations. Unitholders should consult their tax advisers as to the amount of original issue discount which accrues.

Special original issue discount rules apply if the purchase price of the Obligation by the Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price" ). Similarly, these special rules would apply to a Unitholder if the tax basis of his pro rata portion of an Obligation issued with original issue discount exceeds his pro rata portion of its adjusted issue price. Unitholders should also consult their tax advisers regarding these special rules.

It is possible that a Corporate Bond that has been issued at an original issue discount may be characterized as a "high-yield discount obligation" within the meaning of Section 163(e)(5) of the Code. To the extent that such an obligation is issued at a yield in excess of six percentage points over the applicable Federal rate, a portion of the original issue discount on such obligation will be characterized as a distribution on stock (e.g., dividends) for purposes of the dividends received deduction which is available to certain corporations with respect to certain dividends received by such corporation.

Market Discount. If a Unitholder's tax basis in his pro rata portion of Obligations is less than the allocable portion of such Obligation's stated redemption price at maturity (or, if issued with original issue discount, the allocable portion of its "revised issue price" ), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight line basis, unless the Unitholder elects to calculate accrued market discount under a constant yield method. The market discount rules do not apply to Treasury Bonds because they are stripped debt instruments subject to special original issue discount rules as discussed above. Unitholders should consult their tax advisors regarding whether such election should be made and as to the amount of market discount which accrues.

Accrued market discount is generally includable in taxable income to the Unitholders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Obligations, on the sale, maturity or disposition of such Obligations by the Trust, and on the sale by a Unitholder of Units, unless a Unitholder elects to include the accrued market discount in taxable income as such discount accrues. If a Unitholder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expense incurred by the Unitholder which is incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unitholders should consult their tax advisers regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

Computation of the Unitholder's Tax Basis. The tax basis of a Unitholder with respect to his interest in an Obligation is increased by the amount of original issue discount (and market discount, if the Unitholder elects to include market discount, if any, on the Obligations held by the Trust in income as it accrues) thereon properly included in the Unitholder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized premium which the Unitholder has properly elected to amortize under Section 171 of the Code. A Unitholder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of the Trust.

Recognition of Taxable Gain or Loss Upon Disposition of Obligations by the Trust or Disposition of Units. A Unitholder will recognize taxable capital gain (or loss) when all or part of his pro rata interest in an Obligation is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor, subject to various non-recognition provisions of the Code. As previously discussed, gain realized on the disposition of the interest of a Unitholder in any Obligation deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. Any capital gain or loss arising from the disposition of an Obligation by the Trust or the disposition of Units by a Unitholder will generally be short-term capital gain or loss unless the Unitholder has held his Units for more than one year in which case such capital gain or loss generally will be long-term. For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. The tax basis reduction requirements of the Code relating to amortization of bond premium may under some circumstances, result in the Unitholder realizing taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets including his pro rata portion of all of the Obligations represented by the Unit. This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unitholder to include market discount in income as it accrues) as previously discussed.

The Revenue Reconciliation Act of 1993" (the "Tax Act" ) raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that characterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Foreign Investors. A Unitholder who is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) will not be subject to United States Federal income taxes, including withholding taxes, on interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Obligation or the sale of his Units provided that all of the following conditions are met: (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) if the interest is United States source income (which is the case for most securities issued by United States issuers), the Obligation is issued after July 18, 1984 (which is the case for each Obligation held by the Trust), then the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Obligation and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Obligation, or (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year and (iv) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

It should be noted that the Tax Act includes a provision which eliminates the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

General. Each Unitholder (other than a foreign investor who has properly provided the certifications described above) will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder including amounts received upon the redemption of the Units will be subject to back-up withholding.

In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of such Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

The foregoing discussion relates only to United States Federal and New York State and City income taxes; Unitholders may be subject to state and local taxation in other jurisdictions (including a foreign investor's country of residence). Unitholders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

PUBLIC OFFERING

 General. The secondary market public offering price is based on the bid prices of the Obligations in each Trust, an applicable sales charge as determined in accordance with the table set forth below, which is based upon the estimated long-term return life of each Trust, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest and Purchased Interest, if any. For purposes of computation, Obligations will be deemed to mature on their expressed maturity dates unless: (a) the Obligations have been called for redemption or are subject to redemption on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Obligations are subject to a "mandatory tender" , in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charges rates will be applied to each Trust based upon the estimated long-term return life of such Trust's Portfolio, in accordance with the following schedule:

Years To Maturity  Sales Charge  Years To Maturity  Sales Charge
                1        1.010%                 12        4.712%
                2        1.523                  13        4.822
                3        2.041                  14        4.932
                4        2.302                  15        5.042
                5        2.564                  16        5.152
                6        2.828                  17        5.263
                7        3.093                  18        5.374
                8        3.627                  19        5.485
                9        4.167                  20        5.597
               10        4.384            21 to 30        5.708
               11        4.603

The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Obligations in the Trust. Expressed as a percent of the Public Offering Price (excluding Purchased Interest for those Trusts which contain Purchased Interest), the sales charge on a Trust consisting entirely of a portfolio of Obligations with 15 years to maturity would be 4.80%.

 Employees of Van Kampen American Capital Distributors Inc. and its subsidiaries may purchase Units of the Trust at the current Public Offering Price less the underwriting commission or less the dealer's concession in the absence of an underwriting commission. Registered representatives of selling Underwriters may purchase Units of the Trusts at the current Public Offering Price less the underwriting commission or less the dealer's concession in the absence of an underwriting commission. Registered representatives of selling brokers, dealers, or agents may purchase Units of the Trusts at the current Public Offering Price less the dealer's concession during the initial offering period and for secondary market transactions.

Units may be purchased in the secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Unit Distribution" below) by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 00 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

Accrued Interest (Accrued Interest To Carry). Included in the Public Offering Price of Units for Series 34 and prior Series is accrued interest to carry. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Obligations in the Trust is actually paid either monthly or semi-annually to the Trust. However, interest on the Obligations in the Trust is accounted for daily on an accrual basis. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Obligations in the Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby. If the Unitholder sells or redeems all or a portion of his Units or if the Obligations in the Trust are sold or otherwise removed or if the Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Purchased And Accrued Interest. Included in the Public Offering Price of
Units for Series 35-43 is Purchased Interest and accrued interest as described below.

Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the Obligations from the later of the last payment date on the Obligations or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Obligations mature or are called. See "Summary Of Essential Financial Information" in Part One of this Prospectus for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of the Trust.

Accrued Interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

As indicated in "Purchased Interest" , accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. See "Rights of Unitholders--Distributions of Interest and Principal."

Because of the varying interest payment dates of the Obligations, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Accrued Interest. Included in the Public Offering Price of Units for Series 44 and subsequent Series is accrued interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although the Trusts accrue such interest daily. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the applicable Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only subsequent to the First Settlement Date. See "Rights of Unitholders--Distributions of Interest and
Principal" .

Because of the varying interest payment dates of the Obligations, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account in non-interest-bearing to Unitholders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Obligations in the Trust. The price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Obligations in the Trust the amount equal to the applicable sales charge expressed as a percentage of the aggregate bid price of such value plus Purchased Interest for those Trusts which include Purchased Interest and dividing the sum so attained by the number of Units then outstanding. This computation produces a gross profit equal to such sales charge expressed as a percentage of the Public Offering Price (excluding Purchased Interest for those Trusts which contain Purchased Interest). For secondary market purposes such appraisal and adjustment will be made by the Evaluator as of 4:00 P.M. Eastern time on days on which the New York Stock Exchange is open for each day on which any Unit of the Trust is tendered for redemption, and it shall determine the aggregate value of the Trust as of 4:00 P.M. Eastern time on such other days as may be necessary.

The aggregate price of the Obligations in the Trust has been and will be determined on the basis of bid prices (a) on the basis of current market prices for the Obligations obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (b) if such prices are not available for any particular Obligations, on the basis of current market prices for comparable bonds; (c) by causing the value of the Obligations to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Unless the Obligations are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trust.

The Evaluator will consider in its evaluation of Obligations which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the "Defaulted Obligations" ) the value of the insurance guaranteeing interest and principal payments. The value of the insurance obtained by the Trust will be equal to the difference between
(i) the market value of Defaulted Obligations assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Obligations not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of the affected Portfolio Insurer to meet its commitments under any Trust insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that this is a fair method of valuing the Obligations and the insurance obtained by the Trust and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary market Public Offering Price in the manner described.

Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. For secondary market transactions, such concession or agency commission will amount to 70% of the applicable sales charge. The minimum purchase in the secondary market will be one Unit.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

Sponsor and Dealer Profits. Dealers will receive the gross sales commission as described under "Public Offering--General" above.

As stated under "Public Market" below, the Sponsor intends to, and certain of the dealers may maintain a secondary market for the Units of the Trust. In so maintaining a market, the Sponsor or any such dealers will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Obligations in the Trust and includes a sales charge). In addition, the Sponsor or any such dealer will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

Public Market. Although they are not obligated to do so, the Sponsor intends to, and/or certain of the other dealers may, maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid price of the Obligations in the portfolio plus Purchased Interest for those Trusts which contain Purchased Interest plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the other dealers may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Obligations in the portfolio plus Purchased Interest for those Trusts which contain Purchased Interest and any accrued interest. The aggregate bid prices of the underlying Obligations in the Trust are expected to be less than the related aggregate offering prices. See " Rights of Unitholders--Redemption of Units" . A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

RIGHTS OF UNITHOLDERS

Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry from. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced as a certificate, by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by an officer of a participant in the Securities Transfer Agents Medallion Program ("STAMP" ), or in such other manner in addition to, or in substitution for STAMP, as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, Trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trust, including that part of the proceeds of any disposition of Obligations which represents Purchased Interest, if any, and/or accrued interest and including any insurance proceeds representing interest due on defaulted Obligations, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the semi-annual record date and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. For Series 35-43, such computation and distribution will occur monthly. Proceeds received from the disposition of any of the Obligations after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the estimated net annual unit income in the Interest Account after deducting estimated expenses attributable as is consistent with the distribution plan chosen. Only monthly distributions will be available for Series 35-43 of the Trust. Because interest payments are not received by the Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses" ).
The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover purchases of Replacement Obligations and redemption of Units by the Trustee.

Distribution Options. Distributions of interest received by the Trust, prorated on an annual basis, will be made monthly unless the Unitholder has elected to receive them semi-annually. Distributions of funds from the Principal Account will be made on a semi-annual basis, except under the special circumstances outlined in "Rights of Unitholders--Distributions of Interest and Principal" above. Record dates for monthly distributions will be the first day of each month and record dates for semi-annual distributions will be the first day of June and December. Distributions will be made on the fifteenth day of the month subsequent to the respective record dates. Unitholders of Series 35 through Series 43 of the Trust will receive distributions of interest and principal only on a monthly basis.

The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders may change the plan of distribution in which they are participating. For the convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it, together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should only be sent by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective for all subsequent distributions.

Reinvestment Option. Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds" .

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports Provided. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Trustee deems it to be in the best interests of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of the Obligations), deductions for applicable taxes and for fees and expenses of the Trust (including insurance costs), for purchases of Replacement Obligations and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Obligations and the net proceeds received therefrom (excluding any portion representing accrued interest and the premium and any expenses related thereto attributable to the exercise of the right to obtain Permanent Insurance), the amount paid for purchases of Replacement Obligations and for redemptions of Units, if any, deductions for payment of applicable taxes, fees and expenses of the Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Obligations held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Obligations in the Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of the other plan of distribution so that Unitholders may be informed regarding the results of such other plan of distribution.

Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered by the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Purchased Interest, if any, and accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Obligations in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit will be determined on the basis of the bid price of the Obligations in the Trust, as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust or monies in the process of being collected, (ii) the value of the Obligations in the Trust based on the bid prices of the Obligations, except for those cases in which the value of insurance has been included, (iii) Purchased Interest, if any, and (iv) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued expenses of the Trust. The Evaluator may determine the value of the Obligations in the Trust by employing any of the methods set forth in "
Public Offering--Offering Price" . In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained by the Trust on the Obligations in the Trust unless such Obligations are in default in payment of principal or interest or in significant risk of such default. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Offering Price" .

The price at which Units may be redeemed could be less than the price paid by the Unitholder. As stated above, the Trustee may sell Obligations to cover redemptions. When Obligations are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Obligations would not otherwise be sold and might result in lower prices than might otherwise be realized. Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee upon the sale of an Obligation has the right to obtain permanent insurance for such Obligation upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Obligation. Accordingly, any Obligation may be sold on an insured basis.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Obligations in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

TRUST ADMINISTRATION

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Obligations designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Obligations, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that Obligations are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Obligations are retained in the portfolio in order to preserve the related insurance protection applicable to said Obligations, the overall quality of the Obligations remaining in the Trust's portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Obligations in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Obligations to issue new obligations in exchange or substitution for any Obligation pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Obligation or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Obligation in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Obligations originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Obligations, the Trustee is required to give notice thereof to each Unitholder, identifying the Obligations eliminated and the Obligations substituted therefor. Except as stated herein and under "Trust Portfolio--Replacement Obligations" regarding the substitution of Replacement Obligations for Failed Obligations, the acquisition by the Trust of any obligations other than the Obligations initially deposited is not permitted.

If any default in the payment of principal or interest on any Obligation occurs and no provision for payment is made therefor either pursuant to the portfolio insurance, or otherwise, within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Obligation within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Obligation and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement, may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of obligations either in addition to or in substitution for any of the Obligations initially deposited in the Trust, except for the substitution of certain refunding obligations for such Obligations. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

The Trust may be terminated at any time by consent of Unitholders representing 51% of the Units of the Trust then outstanding or by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part
One of this Prospectus.

The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last Obligation held in the Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder thereof at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates for cancellation. Within a reasonable time thereafter the Trustee shall liquidate any Obligations then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Obligations in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Obligations represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Obligations. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Obligations or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the Untied States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" ), Morgan Stanley
& Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (708) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996 the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1996, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $59 billion of investment products, of which over $11.88 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $48 billion of assets, consisting of $29.9 billion for 59 open end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.), $13.1 billion for 38 closed-end funds and $4.99 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-end funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Obligations for the Trust portfolio.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the certificates issued by the Trust to, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided" ).
The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Obligations held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall invest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS

Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Various counsel have acted as counsel for the Trustee.

Independent Certified Public Accountants. The statement of condition and the related portfolio included in Part One of this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

DESCRIPTION OF OBLIGATION RATINGS

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.   Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although the are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The symbol "(p)" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as " gilt edge" . Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa - Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representation not contained in the Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Sponsor or the dealers. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

TABLE OF CONTENTS

Title                                                        Page
The Trust.................................................      2
Investment Objectives and Portfolio Selection.............      2
Trust Portfolio...........................................      3
Risk Factors..............................................      3
Estimated Current Return and Estimated Long-Term Return...      5
Trust Operating Expenses..................................      5
Insurance on the Obligations..............................      5
Tax Status................................................      8
Public Offering...........................................     11
Rights of Unitholders.....................................     13
Trust Administration......................................     15
Other Matters.............................................     17
Description of Obligation Ratings ........................     17

This prospectus contains information concerning the Trust and the sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is herby made.

VAN KAMPEN MERRITT INSURED INCOME TRUST and
VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST

PROSPECTUS PART TWO

Note: This Prospectus May Be Used OnlyWhen Accompanied by Part One. BothParts of this Prospectus should be retainedfor future reference.

Dated as of the date of the Prospectus Part I accompanying the Prospectus
Part II.

Sponsor:  VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

          One Parkview Plaza
          Oakbrook Terrace, Illinois  60181

          2800 Post Oak Boulevard
          Houston, Texas  77056

A Wealth of Knowledge A Knowledge of Wealth

VAN KAMPEN AMERICAN CAPITAL


                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants
                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Merritt Insured Income Trust, Series 39, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of December, 1997.

                         Van Kampen Merritt Insured Income Trust, Series
                            39
                            (Registrant)

                         By Van Kampen American Capital Distributors,
                            Inc.
                            (Depositor)


                         By Gina Costello
                            Assistant Secretary

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on December 24, 1997 by the following persons who constitute a majority of the Board of Directors of Van Kampen American Capital Distributors, Inc.:

 Signature                  Title

Don G. Powell         Chairman and Chief           )
                        Executive Officer          )

William R. Molinari   President and Chief Operating)
                        Officer                    )

Ronald A. Nyberg      Executive Vice President and )
                        General Counsel            )

William R. Rybak      Senior Vice President and    )
                        Chief Financial Officer    )


Gina Costello                                      ) (Attorney in Fact)*
____________________

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen American Capital Equity Opportunity Trust, Series 64 (File No. 333-33087) and the same are hereby incorporated herein by this reference.